Exhibit 10.3(b)
LTS Share Purchase Agreement (Paul Tatham)

                            SHARE PURCHASE AGREEMENT
                            ------------------------

  AGREEMENT ENTERED INTO AT THE CITY OF MONTREAL, PROVINCE OF QUEBEC, ON THIS 11
                                DAY OF JUNE 2003.

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BY AND BETWEEN:                         GSI  TECHNOLOGIES  USA  INC.,  a  public
                         corporation duly incorporated pursuant to the laws of Delaware, having an office at 400, St-Jacques West, Suite 500, in the City of Montreal, Province of Quebec, H2Y 1S1, Canada and herein represented by Mrs. Marie El-Ahmar Eid, Secretary of the Board, duly authorized for the purposes hereof as she so declares,

                                    (Hereinafter referred to as the "PURCHASER")


AND:                                    PAUL  TATHAM, residing and  domiciled at
                         356, Du Coteau in the City of Rosemere, Province of Quebec, J7A 2P9, Canada,

                                       (Hereinafter referred to as the "SELLER")


AND:                                    LTS  NETWORKS  INC., a corporation  duly
                         incorporated according to law, having a place of business at 400, St-Jacques West, Suite 400, in the City of Montreal, Province of Quebec, H2Y 1S1, Canada, herein acting and represented by its Chief Executive Officer, Mr. Glen Pearson,
                                      (Hereinafter referred to as the "COMPANY")


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          WHEREAS COMPANY is a private corporation duly incorporated pursuant to the  Canada  Business  Corporations  Act,

          WHEREAS 200 Common Shares in the capital stock of the COMPANY are issued and outstanding;

          WHEREAS the SELLER is the owner of 20 Common Shares in the capital stock of the COMPANY; and

          WHEREAS the SELLER wishes to sell forty percent (40%) of his shares of the COMPANY, or 8 Common Shares (the "Shares") and the Purchaser wishes to purchase same on the


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terms and conditions set out herein;


NOW, THEREFORE, FOR THE REASONS SET FORTH ABOVE, THE PARTIES HERETO ACKNOWLEDGE AND AGREE AS FOLLOWS:

     1. The preamble hereto shall form an integral part hereof as if recited herein at length.

     2. Once the conditions set forth in Section 5 are fulfilled, the SELLER shall sell, assign and transfer unto the PURCHASER 8 Common Shares in the capital stock of the COMPANY (the "Shares"), in consideration of 50,000 shares of Class B common stock (Par value $.001 per share) of the PURCHASER (the "Consideration Shares"), which the PURCHASER shall pay to the SELLER on the closing date by way of the issuance from treasury.

     3. The SELLER (and the COMPANY with regard to (a) - (c)) expressly represents, warrants and guarantees to the PURCHASER on the date hereof (and will so represent and warrant on the closing date) the following:

                         (a) The COMPANY has been duly incorporated and organized and is in good standing under the laws of the jurisdiction of its incorporation and the Province of Quebec;

                         (b) The Shares have been duly issued and are validly outstanding shares in the capital stock of the Company and represent 4% of all of the issued and outstanding shares in the capital stock of the Company;

                         (c) The SELLER holds title to the Shares, and that same are free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

                         (d) No person, firm or corporation has any agreement, option or right capable of becoming an agreement or option for the purchase of the Shares; and

                         (e) The SELLER has the full right, power, authority and capacity to enter into this present Agreement.

     4. The PURCHASER expressly represents, warrants and guarantees to the SELLER on the date hereof (and will so represent and warrant on the closing date) the following:

                         a) The PURCHASER has been duly incorporated and organized and is in good standing under the laws of the jurisdiction of its incorporation and the Province of Quebec and is current in its filings with the Securities and Exchange Commission ("SEC") and NASDAQ;


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                         b)   Subject  to  obtaining  the  prior  approval  of
                              applicable regulatory and securities authorities, the issuance of the Consideration Shares will not breach or violate any provisions of any applicable law, statute, regulation or rule applicable to the PURCHASER or of its articles or by-laws or any other material agreement to which it is a party;

                         (c) When issued to the SELLER, the Consideration Shares will be validly issued and non-assessable shares in the capital stock of the PURCHASER issued in accordance with all applicable corporate and securities legislation including the requirements of the Commission des Valeurs Mobilieres du Quebec, if need be;

                         (d) GSI will take all necessary steps to deliver free trading shares within 150 days. In the event that GSI is not capable of delivering the free trading shares, SELLER could than, cancel this agreement;

                         (e) The PURCHASER has the right, power and authority to enter into this present Agreement, which has been duly authorized by all necessary corporate action.


     5. The obligations of the parties to consummate the sale of the Shares is subject to the satisfaction of the following conditions:

                         a. The PURCHASER shall have obtained all necessary consents, approvals and authorizations for the completion of the transactions contemplated herein;

                         b. The PURCHASER shall have obtained a share certificate representing the Consideration Shares registered in the name of the SELLER (or such other evidence that that Consideration Shares have been duly issued);

                         c. The SELLER shall have delivered his share certificates of the Company, duly endorsed for transfer, together with a resolution of the board of directors of the Company approving such transfer, as well as the necessary new share certificates evidencing the Shares and registered in the name of the PURCHASER; and

                         d. The representations and warranties of the PURCHASER and the SELLER set forth in Section 4 and 5 hereof,


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                              respectively,  shall  be  true  and correct on the
                              closing date and the PURCHASER and the SELLER shall each have delivered a certificate to the other to that effect;

                         And the parties covenant to use their best efforts to fulfill these conditions within one hundred and fifty
                         (150) days from the date hereof. Upon the fulfillment of the conditions described above, the closing of the transactions contemplated hereby shall occur. In the event that these conditions are not fulfilled, then either party may terminate the present agreement in which case this Agreement shall be of no further force or effect whatsoever.


     6. The representations and warranties contained herein shall survive the execution of this present Agreement and shall continue in full force and effect.

     7. The parties shall, from time to time, at the other's request, execute such further documents and take such other actions as the other may reasonably require to obtain the approvals to complete the transactions contemplated hereby and eventually convey and transfer more effectively to the PURCHASER and the SELLER the shares herein exchanged. The parties will furthermore sign all documents and do all things necessary to give effect to the present Agreement.

     8. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, administrators, representatives and assigns.

     9. This Agreement shall be construed, interpreted and governed by the laws of the Province of Quebec.

     10. The parties acknowledge that they have requested and are satisfied that the foregoing be drawn up in English. Les parties aux presentes reconnaissent qu'elles ont exige que ce qui precede soit redige en Anglais et s'en declarent satisfaites.


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IN  WITNESS  WHEREOF,  THIS AGREEMENT HAS BEEN EXECUTED BY THE PARTIES HERETO ON
THE  DATE  AND  AT  THE  PLACE  FIRST  HEREINABOVE  MENTIONED.



By:  /s/ Marie Eid
     ----------------------------
MARIE EL-AHMAR EID
(SECRETARY OF THE BOARD)
GSI TECHNOLOGIES USA INC.




By:  /s/ Paul Tatham
     ----------------------------
          Paul Tatham




By:  /s/ Glen Pearson
     ----------------------------
          Glen Pearson
          Chief Executive Officer
          LTS NETWORKS INC.


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